EXHIBIT 10.3

                                ESCROW AGREEMENT
                           -------------------------

THIS AGREEMENT is made the 10th day of October, 2001.

AMONG:

                  COMMUNICATE.COM, INC., a corporation incorporated under the laws of Alberta, Canada, having its principal business office at 1300 - 1090 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3V7

                                                                 ("Communicate")

AND:

                  SIDEN INVESTMENTS LTD., a company having its principal business office at 1729 Acadia Road, Vancouver, BC, Canada, V6T 1R2

                                                                       ("SIDEN")

AND:

                  NORTON STEWART, a firm of barristers and solicitors having its principal business office at Suite 1200 - 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3P3

                                                            (the "Escrow Agent")


WHEREAS:

A. Pursuant to a Loan Agreement, SIDEN has, among other matters, agreed to provide a loan (the "Loan") to Communicate and its parent, Communicate.com, Inc. (a Nevada corporation); and

B. SIDEN and Communicate have entered into this Agreement pursuant to the terms of the Loan Agreement; and

C. As security for the Loan, Communicate has executed and delivered to SIDEN all necessary documents to transfer the domain name "Perfume.com" to SIDEN so that SIDEN appears as registrant in respect of such name with Network Solutions Inc. and SIDEN has agreed to enter into this Escrow Agreement with Communicate to provide for the retransfer of said domain name upon the fulfilment by Communicate of all of its obligations under the Loan.

   NOW THEREFORE WITNESSETH that in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

Definitions
-----------

1.01 In this Agreement, including the recitals hereto, the following words and phrases shall have the following meanings:

(a) "Agreement" means this escrow agreement made among Communicate, SIDEN and the Escrow Agent as the same may be amended from time to time;

(b) "Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Vancouver, British Columbia;

(c) "Domain Name" means the domain name "Perfume.com", which domain name is registered with Network Solutions, Inc. with SIDEN as registrant;

(d) "Escrow Documents" means the documents deposited into escrow from time to time pursuant to Article 2;

(e) "Default" means, in respect of the Loan Agreement, any circumstances in which constitute a default under the Loan Agreement or any security granted pursuant to it;

(f) "Payments" means, in respect of the Loan Agreement and any and all payments, or transfers, to be made by Communicate to SIDEN pursuant to the Loan Agreement;

(g) "Loan Agreement" means that certain Loan Agreement dated October 10th, 2001 between Communicate and SIDEN relating to a loan of US$150,000.00 and;

any other capitalized term shall have the meaning ascribed to it in this Agreement.

Captions and Section Numbers
----------------------------

1.02 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Extended Meanings
-----------------

1.03 The words "hereof", "herein", "hereunder" and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

Number and Gender
-----------------

1.04 Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

Section References
------------------

1.05 Any reference to a particular "article", "section", "subsection" or other subdivision is to the particular article, section or other subdivision of this Agreement.

Governing Law
-------------

1.06 This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and all disputes arising under this Agreement shall be referred to the Courts of the Province of British Columbia, Canada.

Severability of Clauses
-----------------------

1.07 In the event that any provision of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Currency
--------

1.08 All sums of money to be paid or calculated pursuant to this Agreement, such as fees and disbursements that are payable to the Escrow Agent, shall be paid or calculated in currency of Canada unless otherwise expressly stated.

Statutes
--------

1.09 Unless otherwise stated, any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which supplement or supersede such statute or such regulations.

No Contra Proferentum
---------------------

1.10 The language in all parts of this Agreement shall in all cases be construed as a whole and neither strictly for nor strictly against any of the parties.

Action on Non-Business Day
--------------------------

1.11 If by the terms of this Agreement any payment or delivery provided for herein is scheduled to take place at a time which falls on a day which is not a Business Day, such delivery or payment shall take place on the first Business Day next following.


                                    ARTICLE 2
                           ESCROW DEPOSIT AND RELEASE
                           --------------------------

Escrow Deposit
--------------

2.01 Subject to the terms and conditions of this Agreement, SIDEN shall deliver, or cause to be delivered to the Escrow Agent, concurrently with execution and delivery of this Agreement by all of the parties thereto, the following Escrow
Documents:

(a) a registrant name change agreement in the form currently specified by Network Solutions, Inc. transferring registration of the Domain Name from SIDEN to Communicate duly signed and dated by an authorized signatory of SIDEN and notarized by a notary public in British Columbia; and

(b) such other documents as may from time to time be received by the Escrow Agent pursuant to the terms of this Agreement.

Dealing With Escrow Documents
-----------------------------

2.02 The Escrow Documents shall be held by the Escrow Agent in escrow at Suite 1200 - 1055 W Georgia Street, Vancouver, British Columbia, Canada, V6E 3P3 or at such other address in British Columbia as the Escrow Agent shall advise Communicate and SIDEN as follows. Unless then prohibited from doing so by a court of competent jurisdiction:

(a) on the receipt by the Escrow Agent of a statutory declaration duly declared by a director of Communicate to the effect that all of the Payments have been made in full in accordance with the Loan Agreement, a copy of the statutory declaration will be delivered to SIDEN. Thereafter, if by the close of the 15th Business Day after delivery to the SIDEN:

         (i) SIDEN has delivered a written notice to the Escrow Agent that it disputes Communicate's claim of completing all such Payments, the Escrow Agent shall interplead the Escrow Documents into court or, if so instructed by both Communicate and SIDEN, continue to hold the Escrow Documents in escrow pending receipt of the joint instructions of Communicate and SIDEN as to their disposition; or


         (ii) SIDEN has not delivered a written notice in (i), above, the Escrow Agent shall release the Escrow Documents to Communicate; or

(b) on the receipt by the Escrow Agent of a statutory declaration duly declared, and delivered by a director of SIDEN specifying that any of the Payments, has not been paid in full in accordance with the Loan Agreement, or that a Default has occurred, a copy of the statutory declaration will be delivered to Communicate. Thereafter, if, by the close of the 15th Business Day after delivery to Communicate:

         (i) Communicate has delivered a written notice to the Escrow Agent that it disputes that any of the Payments has not been paid in full, or that a Default has occurred, the Escrow Agent shall interplead the Escrow Documents into court or, if so instructed by both Communicate and SIDEN, continue to hold the Escrow Documents in escrow pending receipt of the joint instructions of Communicate and SIDEN as to their disposition; or

         (ii) Communicate has not delivered a written notice in (i), above, the Escrow Agent shall release the Escrow Documents to SIDEN,

provided that if the Escrow Agent at any time receives a written request to do so signed by Communicate and SIDEN, it shall comply with the request and deliver up all of the Escrow Documents to Communicate or SIDEN according to the request.

Deposit of Additional Documents in Escrow
-----------------------------------------

2.03 If Network Solutions, Inc. or any of its successors or assigns specifies a new form of registrant name change agreement or requires and additional documents prior to release of the Escrow Documents as contemplated herein, SIDEN shall forthwith deliver, or cause to be delivered to the Escrow Agent, such new form of registrant name change agreement transferring registration of the Domain Name from SIDEN to Communicate and other documents duly signed and dated by an authorized signatory of SIDEN and notarized by a notary public in British Columbia.


                                    ARTICLE 3
                                THE ESCROW AGENT
                                ----------------

Fees
----

3.01 The Escrow Agent shall be entitled to charge reasonable fees and disbursements in connection with acting in that capacity hereunder, which fees and disbursements shall be borne by Communicate.

Indemnity
---------

3.02 Each of Communicate and SIDEN jointly and severally covenants to indemnify and save harmless the Escrow Agent from and against any and all claims, actions, causes of action, damages, costs (including, without limitation, the costs of any interpleader action), expenses and liabilities arising from or in any way connected with the Escrow Agent acting in that capacity hereunder, provided that the Escrow Agent has not committed an act of gross negligence or wilful misconduct in carrying out its obligations hereunder.

Duty of Care
------------

3.03 The Escrow Agent shall have no duties except those which are expressly set forth herein and shall have no responsibility in respect of loss of the Escrow Documents except the duty to exercise such care in the safekeeping thereof as it would exercise if the Escrow Documents were the property of the Escrow Agent.

Other Rights and Duties

3.04     It is acknowledged and agreed that:

(a) the duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement. No implied covenants, duties, responsibilities or obligations shall be read into this Agreement in relation to the Escrow Agent and the Escrow Agent shall not be bound by the provisions of any other agreement between Communicate and SIDEN;

(b) the Escrow Agent shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed to be within its authority, rights, discretions or powers;

(c) the Escrow Agent may act upon written notice, certificate, instructions or other document issued to it and executed by a party believed to be genuine and may assume that any person purporting to act on behalf of a party has been duly authorized to do so;

(d) the Escrow Agent may act through its duly appointed agents and attorneys;

(e) the Escrow Agent shall not be bound by any notice of claim or demand or any waiver, modification, amendment, termination or rescission of this Agreement; and

(f) the Escrow Agent shall not be required to defend any legal proceedings which may be commenced with respect to, or arising out of, this Agreement or commence any legal proceedings unless it is indemnified against the cost and expense of such defence or action to its sole satisfaction including, without limitation, the posting of any security which the Escrow Agent may require.


Advice of Counsel
-----------------

3.05 The Escrow Agent may act herein on the advice of counsel but shall not be responsible for acting or failing act on the advice of counsel.

Interpleader
------------

3.06 In the event of any dispute between the parties concerning their respective rights and obligations under this Agreement, the Loan Agreement or any document delivered pursuant hereto or thereto, or any claim by any third party related to the subject matter hereof, the Escrow Agent holder shall be entitled to interplead such dispute in a court of competent jurisdiction in Vancouver, British Columbia, and shall not represent Communicate or any other party in connection with such dispute. The Escrow Agent shall be entitled to comply with the order of any court of competent jurisdiction in British Columbia in relation to the holding and disposition of any and all documents and funds delivered to the Escrow Agent pursuant to the terms hereof, and shall not be liable in any way to Communicate and SIDEN as a result of such compliance.

Removal
-------

3.07 The Escrow Agent may be removed at any time by written direction of both Communicate and SIDEN. The Escrow Agent may at any time resign by written notice to Communicate and SIDEN, which notice shall specify the date upon which the resignation shall take effect.


                                    ARTICLE 4
                               GENERAL PROVISIONS
                               ------------------

Notices
-------

4.01 All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, telecopied or mailed postage prepaid addressed as follows:

To Communicate:

                  Communicate.com, Inc.
                  1300 - 1090 West Georgia Street
                  Vancouver, BC
                  V6E 3V7
                  Attention: Graham B. Heal
                  Telecopier No.:  (604) 697-0139

To SIDEN:

                  Siden Investments Ltd.
                  1729 Acadia Road
                  Vancouver, BC, V6T 1R2
                  Attention: David Sidoo
                  Telecopier No:  (604) 221-7075

To the Escrow Agent:

                  Norton Stewart
                  Suite 1200 - 1055 W Georgia Street
                  PO Box 11104
                  Vancouver, BC
                  V5E 3P3
                  Attention: John W. Norton
                  Telecopier No.:  (604) 689-1248

or to such other address as may be given in writing by the parties and shall be deemed to have been received, if delivered by hand, on the date of delivery, if telecopied to the telecopier numbers set out above, on the business day next following the date of transmission and if mailed as aforesaid to the addresses set out above then on the fifth business day following the posting thereof provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effective if actually delivered or telecopied to the telecopier numbers set out above.

Time of Essence
---------------

4.02 Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

Binding Effect
--------------

4.03 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Entire Agreement
----------------

4.04 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

Further Assurances
------------------

4.05 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

Assignment
----------

4.06 None of the parties may assign or transfer their respective rights under this Agreement.

Amendments
----------

4.07 No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.

                            Legal and Other Expenses
                            ------------------------

4.08 The parties will pay their respective legal, accounting and other professional fees and expenses, including applicable taxes, incurred by them in connection with the negotiation and settlement of this Agreement, the completion of the transactions contemplated hereby and the other matters pertaining hereto.

No Waiver
---------

4.09 The failure of any party to insist on the strict performance of any provision of this Agreement shall not constitute a waiver of the right of such party of redress with respect to such non-performance or to insist on future performance.

Counterparts
------------

4.10 This Agreement may be executed in several counterparts each of which when executed by any party hereto shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

Execution by Telecopy
---------------------

4.11 This Agreement may be executed and transmitted by telecopy and if so executed and transmitted shall be for all purposes as effective as if the signing party had delivered executed originals thereof.


IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.


COMMUNICATE.COM, INC.


Per:
      ------------------------------
         Authorized Signatory




SIDEN INVESTMENTS LTD.


Per:
      ------------------------------
         Authorized Signatory




NORTON STEWART


Per:
      ------------------------------
         Authorized Signatory